EXHIBIT 21.1

SUBSIDIARIES OF ASHFORD HOSPITALITY TRUST, INC.

Jurisdiction of
Incorporation/
Subsidiaries	Organization

Ashford Hospitality Trust, Inc.	Maryland
9181-3543 Quebec Inc.	Delaware
AH Hotel GP LLC	Delaware
AH Hotel Partners LP	Delaware
AH Tenant Corporation	Delaware
ARHM – ND, L.P.	Delaware
ARHM North Dallas – GP, LLC	Delaware
Annapolis Maryland Hotel Limited Partnership	Delaware
Annapolis Hotel GP LLC	Delaware
Ashford 1031 GP LLC	Delaware
Ashford Alpharetta Limited Partnership	Delaware
Ashford Anaheim GP LLC	Delaware
Ashford Anaheim LP	Delaware
Ashford Anchorage GP LLC	Delaware
Ashford Anchorage LP	Delaware
Ashford Atlanta Buckhead LP	Delaware
Ashford Atlantic Perimeter LP	Delaware
Ashford Atlantic Beach LP	Delaware
Ashford Austin LP	Delaware
Ashford Basking Ridge LP	Delaware
Ashford Birmingham LP	Delaware
Ashford Bloomington LP	Delaware
Ashford Bridgewater Hotel Partnership, LP	Delaware
Ashford Bucks County LLC	Delaware
Ashford Buena Vista LP	Delaware
Ashford Buford I LP	Delaware
Ashford Buford II LP	Delaware
Ashford BWI Airport LP	Delaware
Ashford Canada Trust	Delaware
Ashford Centerville Limited Partnership	Delaware
Ashford Charlotte Limited Partnership	Delaware
Ashford Chicago O’Hare GP LLC	Delaware
Ashford Chicago O’Hare LP	Delaware
Ashford CM GP LLC	Delaware
Ashford CM Partners LP	Delaware
Ashford Columbus LP	Delaware
Ashford Coral Gables LP	Delaware
Ashford Credit Holding LLC	Delaware
Ashford Crystal City GP LLC	Delaware
Ashford Crystal City Limited Partnership	Delaware
Ashford Crystal City Partners LP	Delaware
Ashford Crystal Gateway GP LLC	Delaware
Ashford Crystal Gateway LP	Delaware
Ashford Dallas LP	Delaware
Ashford Dearborn GP LLC	Delaware
Ashford Dulles LP	Delaware
Ashford Durham I LLC	Delaware
Ashford Durham II LLC	Delaware
Ashford Edison LP	Delaware
Ashford Evansville I LP	Delaware

Jurisdiction of
Incorporation/
Subsidiaries	Organization

Ashford Evansville III LP	Delaware
Ashford Falls Church Limited Partnership	Delaware
Ashford Flagstaff LP	Delaware
Ashford Ft. Lauderdale Weston I LLC	Delaware
Ashford Ft. Lauderdale Weston II LLC	Delaware
Ashford Ft. Lauderdale Weston III LLC	Delaware
Ashford Gaithersburg Limited Partnership	Delaware
Ashford Gateway TRS Corporation	Delaware
Ashford GCH Beverage, Inc.	Delaware
Ashford Hawthorne LP	Delaware
Ashford HHC LLC	Delaware
Ashford HHC II LLC	Delaware
Ashford HHC III LLC	Delaware
Ashford HHC Partners LP	Delaware
Ashford HHC Partners II LP	Delaware
Ashford HHC Partners III LP	Delaware
Ashford GCH Beverage, Inc.	Delaware
Ashford Holtsville LP	Delaware
Ashford Hospitality Finance Albuquerque General Partner LLC	Delaware
Ashford Hospitality Finance Albuquerque LP	Delaware
Ashford Hospitality Finance California General Partner LLC	Delaware
Ashford Hospitality Finance General Partner LLC	Delaware
Ashford Hospitality Finance LP	Delaware
Ashford Hospitality Finance La Jolla LP	Delaware
Ashford Hospitality Limited Partnership (“Ashford OP”)	Delaware
Ashford Hospitality Servicing LLC	Delaware
Ashford IHC, LLC	Delaware
Ashford IHC Partners LP	Delaware
Ashford Investment Management GP LLC	Delaware
Ashford Investment Management LP	Delaware
Ashford Irvine Spectrum Foothill Ranch Limited Partnership	Delaware
Ashford Jacksonville I LP	Delaware
Ashford Jacksonville II LP	Delaware
Ashford Jacksonville III GP LLC	Delaware
Ashford Jacksonville III LP	Delaware
Ashford Jacksonville IV GP LLC	Delaware
Ashford Jacksonville IV LP	Delaware
Ashford Kansas City LP	Delaware
Ashford Kennesaw I LP	Delaware
Ashford Kennesaw II LP	Delaware
Ashford Las Vegas LP	Delaware
Ashford Laundry LLC	Delaware
Ashford Lawrenceville LP	Delaware
Ashford Lee Vista GP LLC	Delaware
Ashford Lee Vista Partners LP	Delaware
Ashford LLB C-Hotel Management, LP	Delaware
Ashford LLB F-Inn Management LP	Delaware
Ashford LLB SHS Management LP	Delaware
Ashford LMND LLC	Delaware
Ashford Louisville LP	Delaware
Ashford LV Hughes Center LP	Delaware
Ashford Manhattan Beach LP	Delaware
Ashford Market Center LP	Delaware
Ashford Mezz Borrower LLC	Delaware
Ashford Minneapolis Airport GP LLC	Delaware

Jurisdiction of
Incorporation/
Subsidiaries	Organization

Ashford Minneapolis Airport LP	Delaware
Ashford Mira Mesa San Diego Limited Partnership	Delaware
Ashford Mobile LP	Delaware
Ashford MV San Diego GP LLC	Delaware
Ashford MV San Diego LP	Delaware
Ashford Newark LP	Delaware
Ashford Oakland LP	Delaware
Ashford OP General Partner LLC	Delaware
Ashford OP Limited Partner LLC	Delaware
Ashford Orlando Sea World Limited Partnership	Delaware
Ashford Overland Park Limited Partnership	Delaware
Ashford PH GP LLC	Delaware
Ashford PH Partners LP	Delaware
Ashford Philadelphia Annex LLC	Delaware
Ashford Philly GP LLC	Delaware
Ashford Philly LP	Delaware
Ashford Phoenix Airport LP	Delaware
Ashford Plano-C LP	Delaware
Ashford Plano-M LP	Delaware
Ashford Plano-R LP	Delaware
Ashford Plymouth Meeting LP	Delaware
Ashford Pool I GP LLC	Delaware
Ashford Pool II GP LLC	Delaware
Ashford Properties General Partner LLC	Delaware
Ashford Properties General Partner Sub I LLC	Delaware
Ashford Raleigh Limited Partnership	Delaware
Ashford Richmond LP	Delaware
Ashford Ruby Palm Desert I Limited Partnership	Delaware
Ashford Salt Lake Limited Partnership	Delaware
Ashford San Francisco GP LLC	Delaware
Ashford San Francisco LP	Delaware
Ashford San Francisco II LP	Delaware
Ashford San Jose LP	Delaware
Ashford Santa Clara GP LLC	Delaware
Ashford Santa Clara Partners LP	Delaware
Ashford Santa Fe LP	Delaware
Ashford Sapphire Acquisition LLC	Delaware
Ashford Sapphire GP LLC	Delaware
Ashford Sapphire I GP LLC	Delaware
Ashford Sapphire II GP LLC	Delaware
Ashford Sapphire III GP LLC	Delaware
Ashford Sapphire V GP LLC	Delaware
Ashford Sapphire VI GP LLC	Delaware
Ashford Sapphire VII GP LLC	Delaware
Ashford Sapphire Junior Holder I LLC	Delaware
Ashford Sapphire Junior Holder II LLC	Delaware
Ashford Sapphire Junior Mezz I LLC	Delaware
Ashford Sapphire Junior Mezz II LLC	Delaware
Ashford Sapphire Senior Mezz I LLC	Delaware
Ashford Sapphire Senior Mezz II LLC	Delaware
Ashford Scottsdale LP	Delaware
Ashford Seattle Downtown LP	Delaware
Ashford Seattle Waterfront LP	Delaware
Ashford Senior General Partner LLC	Delaware
Ashford Senior General Partner I LLC	Delaware

Jurisdiction of
Incorporation/
Subsidiaries	Organization

Ashford Senior General Partner II LLC	Delaware
Ashford Senior General Partner III LLC	Delaware
Ashford Senior General Partner IV LLC	Delaware
Ashford Syracuse LP	Delaware
Ashford Tampa International Hotel LP	Delaware
Ashford Terre Haute LP	Delaware
Ashford Tipton Lakes LP	Delaware
Ashford Torrance LP	Delaware
Ashford TRS Anaheim LLC	Delaware
Ashford TRS Canada Corporation	Delaware
Ashford TRS Chicago LLC	Delaware
Ashford TRS CM LLC	Delaware
Ashford TRS Corporation	Delaware
Ashford TRS Crystal City LLC	Delaware
Ashford TRS III LLC	Delaware
Ashford TRS V LLC	Delaware
Ashford TRS VI Corporation	Delaware
Ashford TRS Jacksonville III LLC	Delaware
Ashford TRS Jacksonville IV LLC	Delaware
Ashford TRS Lee Vista LLC	Delaware
Ashford TRS Lessee LLC	Delaware
Ashford TRS Lessee I LLC	Delaware
Ashford TRS Lessee II LLC	Delaware
Ashford TRS Lessee III LLC	Delaware
Ashford TRS Lessee IV LLC	Delaware
Ashford TRS Nickel LLC	Delaware
Ashford TRS PH LLC	Delaware
Ashford TRS Pool I LLC	Delaware
Ashford TRS Pool II LLC	Delaware
Ashford TRS San Francisco LLC	Delaware
Ashford TRS Sapphire GP LLC	Delaware
Ashford TRS Sapphire LLC	Delaware
Ashford TRS Sapphire I LLC	Delaware
Ashford TRS Sapphire II LLC	Delaware
Ashford TRS Sapphire III LLC	Delaware
Ashford TRS Sapphire V LLC	Delaware
Ashford TRS Sapphire VI LLC	Delaware
Ashford TRS Sapphire VII LLC	Delaware
Ashford TRS Santa Clara LLC	Delaware
Ashford TRS Walnut Creek GP LLC	Delaware
Ashford TRS Walnut Creek LP	Delaware
Austin Embassy Beverage, Inc.	Delaware
Bucks County Member LLC	Delaware
CHH Capital Hotel GP LLC	Delaware
CHH Capital Hotel Partners LP	Delaware
CHH Capital Tenant Corp.	Delaware
CHH Crystal City Hotel GP, LLC	Delaware
CHH Crystal City Hotel LP	Delaware
CHH Dallas Parent, LLC	Delaware
CHH Dallas Partnership LP	Delaware
CHH III Tenant Parent Corp.	Delaware
CHH Lee Vista Hotel GP, LLC	Delaware
CHH Lee Vista Hotel LP	Delaware
CHH Rye Town Hotel GP LLC	Delaware
CHH Rye Town Hotel LP	Delaware

Jurisdiction of
Incorporation/
Subsidiaries	Organization

CHH Santa Clara Hotel GP LLC	Delaware
CHH Santa Clara Hotel LP	Delaware
CHH Torrey Pines Hotel GP LLC	Delaware
CHH Torrey Pines Hotel Partners LP	Delaware
CHH Torrey Pines Tenant Corp.	Delaware
CHH Tucson Parent LLC	Delaware
CHH Tucson Partnership LP	Delaware
CIH Galleria Parent LLC	Delaware
CM Hotel GP LLC	Delaware
CM Hotel Partners LP	Delaware
Commack New York Hotel Limited Partnership	Delaware
Coral Gables Florida Hotel Limited Partnership	Delaware
Crystal City Tenant Corp.	Delaware
CY-CIH Manchester Parent LLC	Delaware
CY Manchester Hotel Partners LP	Delaware
CY Manchester Tenant Corporation	Delaware
DLC 2 Tree Tenant Corp.	Delaware
Dearborn Hotel Partners LP	Delaware
Dearborn Tenant Corp.	Delaware
EC Tenant Corp.	Delaware
FL/NY GP LLC	Delaware
Galleria Hotel Partners, LP	Delaware
Galleria Tenant Corporation	Delaware
Hyannis Massachusetts Hotel Limited Partnership	Delaware
Key West Florida Hotel Limited Partnership	Delaware
Key West Hotel GP LLC	Delaware
Lee Vista Tenant Corp.	Delaware
Minnetonka Hotel GP LLC	Delaware
Minnetonka Minnesota Hotel Limited Partnership	Delaware
New Beverly Hills GP LLC	Delaware
New Beverly Hills Hotel Limited Partnership	Delaware
New Clear Lake GP LLC	Delaware
New Clear Lake Hotel Limited Partnership	Delaware
New Fort Tower I GP LLC	Delaware
New Fort Tower I Hotel Limited Partnership	Delaware
New Fort Tower II GP LLC	Delaware
New Fort Tower II Hotel Limited Partnership	Delaware
New Houston GP LLC	Delaware
New Houston Hotel Limited Partnership	Delaware
New Indianapolis Airport Hotel Limited Partnership	Delaware
New Indianapolis Downtown GP LLC	Delaware
New Indianapolis Downtown Hotel Limited Partnership	Delaware
Palm Beach Florida Hotel and Office Building Limited Partnership	Delaware
Palm Beach GP LLC	Delaware
PH Hotel GP LLC	Delaware
PH Hotel Partners LP	Delaware
PIM Ashford Mezz 4 LLC	Delaware
PIM Ashford Subsidiary I LLC	Delaware
PIM Ashford Subsidiary II LLC	Delaware
PIM Ashford Venture I LLC	Delaware
REDUS SH ND, LLC	Delaware
RFS SPE 2000 LLC	Delaware
RI-CIH Manchester Parent LLC	Delaware
RI Manchester Hotel Partners LP	Delaware
RI Manchester Tenant Corporation	Delaware

Jurisdiction of
Incorporation/
Subsidiaries	Organization

Ruby Senior General Partner I LLC	Delaware
Ruby Senior General Partner II LLC	Delaware
Ruby Senior General Partner III LLC	Delaware
Rye Town Tenant Corp.	Delaware
Santa Clara Tenant Corp.	Delaware
South Yarmouth Massachusetts Hotel Limited Partnership	Delaware
St. Petersburg Florida Hotel Limited Partnership	Delaware
St Petersburg GP LLC	Delaware
Westbury New York Hotel Limited Partnership	Delaware